UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report:  July 25, 2005
(Date of earliest event reported)



              Credit Suisse First Boston Mortgage Securities Corp.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                   333-121904                 13-3320910
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission File No.)         (IRS Employer
       of incorporation)                                     Identification No.)

             11 Madison Avenue
             New York, New York                                      10010
--------------------------------------------------------------------------------
      (Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code  (212) 325-2000
                                                  ------------------------------



--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01   Other Events.
            ------------

            Attached as Exhibit 99.1 to this Current Report is a collateral data tape (the "Collateral Data Tape") in respect of the Registrant's Commercial Mortgage Pass-Through Certificates, Series 2005-C4 (the "Certificates"). The Certificates are being offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended (the "Act"). The Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (No. 333-121904) (the "Registration Statement"). The Registrant hereby incorporates the Collateral Data Tape by reference in the Registration Statement.

            Any statement or information contained in the Collateral Data Tape shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

ITEM 9.01   Financial Statements and Exhibits.
            ---------------------------------

(c)   Exhibits

      Exhibit No.                                     Description
      -----------                                     -----------

          99.1                                    Collateral Data Tape

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CREDIT SUISSE FIRST BOSTON
                                        MORTGAGE SECURITIES CORP.

Date: July 25, 2005

                                    By:    /s/ Jeffrey Altabef
                                           ------------------------------------
                                    Name:  Jeffrey Altabef
                                    Title: Vice President

                                INDEX TO EXHIBITS
                                -----------------

                                                                 Paper (P) or
Exhibit No.                         Description                  Electronic (E)
-----------                         -----------                  --------------

   99.1                        Collateral Data Tape                    E